Exhibit 99.1

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                 (JACK E. DAVIS)

     I, Jack E. Davis, Chief Executive Officer and President of Arizona Public Service Company ("APS"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of APS for the quarterly period ended September 30, 2002 (the "September 2002 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the September 2002 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of APS.


                                        Jack E. Davis
                                        ----------------------------------------
                                        Jack E. Davis
                                        Chief Executive Officer and President

                                        Date: November 14, 2002